UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       November 26, 2013

MOVADO GROUP, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-16497	13-2595932
(Commission File Number)	(I.R.S. Employer Identification No.)

650 From Road, Suite 375 Paramus, NJ	07652-3556
(Address of principal executive offices)	(Zip Code)

(201) 267-8000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to the registrant's current report on Form 8-K filed on November 26, 2013 (the "Original Report") is being filed to update the financial tables attached to Exhibit 99.1 to the Original Report in order to conform those financial tables to those contained in the press release dated November 26, 2013.

Item 2.02.       Results of Operations and Financial Condition.

On November 26, 2013, Movado Group, Inc. (the “Company”) issued a press release announcing third quarter fiscal 2014 results, the increase of guidance for fiscal 2014 and the approval of a quarterly dividend. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

Item 9.01.       Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release issued November 26, 2013 announcing third quarter fiscal 2014 results, the increase of guidance for fiscal 2014 and the approval of a quarterly dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 26, 2013
MOVADO GROUP, INC.

By:	/s/ Timothy F. Michno
Timothy F. Michno
General Counsel